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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): September 9, 2002


                         Majestic Investor Holdings, LLC
                         -------------------------------
                         Majestic Investor Capital Corp.
                         -------------------------------
          (Exact name of co-registrants as specified in their charters)



    Delaware                      333-81584                      36-4468392
    Delaware                      333-81584                      36-4471622
   (State of                     (Commission                   (IRS Employer
 Organization)                  File Number)                Identification No.)


One Buffington Harbor Drive
Gary, Indiana                                                     46406-3000
-----------------------------------------------------             ----------
(Address of principal executive offices)                          (Zip Code)


Registrant's Telephone Number, including area code:  (219)977-7777
                                                     -------------

Former name or former address, if changed since last report:  Not Applicable


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Item 1.  Not applicable

Item 2.  Not applicable

Item 3.  Not applicable

Item 4.  Not applicable

Item 5.  Not applicable

Item 6.  Not applicable

Item 7.  Not applicable

Item 8.  Not applicable

Item 9.  Regulation FD Disclosure

The press release of Majestic Investor Holdings, LLC and Majestic Investor Capital Corp. dated September 6, 2002 attached hereto as Exhibit 99.1 is incorporated herein by reference.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            MAJESTIC INVESTOR HOLDINGS, LLC


                                            By:    /s/ Michael E. Kelly
                                               -------------------------------
                                                       Michael E. Kelly

                                            Executive Vice President, Chief
                                            Operating and Financial Officer and
                                            Secretary

                                            MAJESTIC INVESTOR CAPITAL CORP.


                                            By:    /s/ Michael E. Kelly
                                               -------------------------------
                                                       Michael E. Kelly

                                            Executive Vice President, Chief
                                            Operating and Financial Officer and
                                            Secretary

Date: September 9, 2002




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                                  EXHIBIT INDEX

Exhibit Number                  Description

99.1                            Press Release dated September 6, 2002